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                                                                   EXHIBIT 10.54

                                     FORM OF
                          SAFETY INSURANCE GROUP, INC.
                     2002 MANAGEMENT OMNIBUS INCENTIVE PLAN

                        NOTICE OF RESTRICTED STOCK GRANT
                        FOR RESTRICTED STOCK WITH VESTING

     You (the "Grantee") have been granted the following shares of Restricted Stock of Safety Insurance Group, Inc. (the "Company"), par value $0.01 per share ("Share"), pursuant to the Safety Insurance Group, Inc. 2002 Management Omnibus Incentive Plan (the "Plan"):

Name of Grantee:                                [              ]

Number of Shares of Restricted Stock Granted:   [       ]

Per Share Value of Common Stock at Grant:       [       ]

Date of Grant:                                  [       ]

Periods of Restriction:                         Subject to the terms of the Plan and the
                                                Restricted Stock Award Agreement attached
                                                hereto, provided you have not had a
                                                Termination of Service on or prior to such
                                                date(s), the Periods of Restriction with
                                                respect to the Restricted Stock shall
                                                lapse, and the Shares shall become free of
                                                the forfeiture and transfer restrictions
                                                contained in the Restricted Stock Award
                                                Agreement, as follows:

                                                [Insert Vesting Schedule]

By your signature and the signature of the Company's representative below, you and the Company agree that the Restricted Stock evidenced hereby is granted under and governed by the terms and conditions of the Plan and the Restricted Stock Award Agreement, both of which are attached to and made a part of this document.

   GRANTEE:                                   SAFETY INSURANCE GROUP, INC.:

                                              By:
   ----------------------------------            -------------------------------
   Date:                                      Title:
        -----------------------------               ----------------------------
   Address:                                   Date:
           --------------------------              -----------------------------

           --------------------------

           --------------------------

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                                     FORM OF
                          SAFETY INSURANCE GROUP, INC.
                        RESTRICTED STOCK AWARD AGREEMENT
                        FOR RESTRICTED STOCK WITH VESTING

SECTION 1. GRANT OF RESTRICTED STOCK

     (a) RESTRICTED STOCK. On the terms and conditions set forth in the Notice of Restricted Stock Grant and this Restricted Stock Agreement (the "Agreement"), the Company grants to the Grantee on the Date of Grant the Restricted Stock set forth in the Notice of Restricted Stock Grant. The Restricted Stock Award is granted in respect of past services and services to be performed. It has been determined that the value of the past services performed by the Grantee equals or exceeds the par value of the Shares subject to this Agreement.

     (b) PLAN AND DEFINED TERMS. The Restricted Stock is granted pursuant to the Plan, a copy of which the Grantee acknowledges having received. All terms, provisions, and conditions applicable to the Restricted Stock set forth in the Plan and not set forth herein are hereby incorporated by reference herein. To the extent any provision hereof is inconsistent with a provision of the Plan, the provisions of the Plan will govern. All capitalized terms that are used in the Notice of Restricted Stock Grant or this Agreement and not otherwise defined therein or herein shall have the meanings ascribed to them in the Plan.

SECTION 2. FORFEITURE AND TRANSFER RESTRICTIONS

     (a) FORFEITURE RESTRICTIONS. Article 9 of the Plan shall govern the forfeiture to the Company of Shares of Restricted Stock upon Termination of Service.

     (b) TRANSFER RESTRICTIONS. The Restricted Stock may not be sold, assigned, pledged, exchanged, hypothecated or otherwise transferred, encumbered or disposed of to the extent such Shares are subject to a Period of Restriction.

     (c) LAPSE OF RESTRICTIONS. The Period of Restriction shall lapse as to the Restricted Stock in accordance with the schedule set forth in the Notice of Restricted Stock Grant. Subject to the terms of the Plan and Section 4(a) hereof, upon lapse of the Period of Restriction, the Grantee shall own the Shares that are subject to this Agreement free of all restrictions otherwise imposed by this Agreement.

SECTION 3. DIVIDENDS, VOTING RIGHTS AND CUSTODY

     The Grantee shall be entitled to vote and receive dividends on the Shares subject to this Agreement; provided, however, that no dividends shall be payable to the Grantee, and the Grantee will not be entitled to vote Shares of Restricted Stock, with respect to record dates occurring prior to the Date of Grant or with respect to record dates occurring on or after the date, if any, on which the Grantee has forfeited those Shares of Restricted Stock. The Shares subject to this Agreement shall be registered in the name of the Grantee and held in custody by the Company.

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SECTION 4. MISCELLANEOUS PROVISIONS

     [(a)       INSERT FOR OFFICERS, EMPLOYEES AND EMPLOYEE-DIRECTORS: TAX
WITHHOLDING. The Company may make such provisions as are necessary for the withholding of all applicable taxes on the Restricted Stock, in accordance with
Article 16 of the Plan. With respect to the minimum statutory tax withholding required with respect to the Restricted Stock, the Grantee may elect to satisfy such withholding requirement by having the Company withhold Shares from this Award.]

     [(a)/(b)] RATIFICATION OF ACTIONS. By accepting this Agreement, the Grantee and each person claiming under or through the Grantee shall be conclusively deemed to have indicated the Grantee's acceptance and ratification of, and consent to, any action taken under the Plan or this Agreement and Notice of Restricted Stock Grant by the Company, the Board, or the Committee.

     [(b)/(c)] NOTICE. Any notice required by the terms of this Agreement shall be given in writing and shall be deemed effective upon personal delivery or upon deposit with the United States Postal Service, by registered or certified mail, with postage and fees prepaid. Notice shall be addressed to the Company at its principal executive office and to the Grantee at the address that he or she most recently provided in writing to the Company.

     [(c)/(d)] CHOICE OF LAW. This Agreement and the Notice of Restricted Stock Grant shall be governed by, and construed in accordance with, the laws of New York, as such laws are applied to contracts entered into and performed in such state.

     [(d)/(e)] COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     [(e)/(f)] MODIFICATION OR AMENDMENT. This Agreement may only be modified or amended by written agreement executed by the parties hereto; provided, however, that the adjustments permitted pursuant to Section 4.2 of the Plan may be made without such written agreement.

     [(f)/(g)] SEVERABILITY. In the event any provision of this Agreement shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining provisions of this Agreement, and this Agreement shall be construed and enforced as if such illegal or invalid provision had not been included.

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